UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 21, 2016
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.

Share Repurchase Program and Quarterly Dividend

On April 20, 2016, Canadian Pacific Railway Limited (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has authorized the repurchase of up to 6.91 million of its common shares, representing approximately 5% of the Company’s issued and outstanding common shares as of April 19, 2016, subject to Toronto Stock Exchange approval. The Company also announced that the Board has authorized an increase in the Company’s quarterly dividend to $0.50 Canadian per share from $0.35 Canadian per share, and declared a quarterly dividend of $0.50 Canadian per share, payable on July 25, 2016 to shareholders of record at the close of business on June 24, 2016. A copy of this press release is attached as Exhibit 99.1.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated April 20, 2016, announcing share repurchase program and quarterly dividend approval

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2016

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Scott Cedergren
		Name:	Scott Cedergren
		Title:	Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated April 20, 2016, announcing share repurchase program and quarterly dividend approval

Release:    Immediate    April 20, 2016

CP announces intention to launch new share repurchase program and increases dividend by 43 percent
Calgary, AB – Canadian Pacific (TSX: CP) (NYSE: CP) today announced that it intends to seek Toronto Stock Exchange (TSX) acceptance of a new normal course issuer bid. Subject to TSX acceptance, CP’s board of directors has authorized the repurchase of up to 6.91 million of its common shares, for cancellation, representing approximately 5 percent of CP’s “public float” of common shares as at April 19, 2016.

The board also authorized an increase to the company’s quarterly dividend to $0.50 per share from $0.35 payable on July 25, 2016 to shareholders of record on June 24, 2016.

“With the increase in our dividend and the new share repurchase program, we are renewing our commitment to return cash to shareholders in a disciplined manner that affirms our confidence in the long-term plan for CP,” said CP CEO E. Hunter Harrison. “We have established a solid foundation to build on, and we believe that the long term outlook for CP remains strong.”
The actual number of common shares that will be repurchased, and the timing of any such purchases, will be determined by CP, subject to the limits imposed by the TSX. There cannot be any assurances as to how many common shares will ultimately be acquired by CP.

CP purchased 11,375,189 of its common shares at a weighted average price of $198.46 under its previous normal course issuer bid, which expired March 17, 2016.

Note on forward-looking information

This news release contains certain forward-looking information within the meaning of applicable securities laws relating, but not limited, to CP’s intention to commence a normal course issuer bid and potential future purchases of CP common shares under the normal course issuer bid. This forward-looking information also includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from the forward-looking information. Forward-looking information is not a guarantee of future performance. By its nature, CP's forward-looking information involves numerous assumptions, inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including but not limited to the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks in agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws and regulations, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; and various events that could disrupt operations, including severe weather, droughts, floods, avalanches and earthquakes as well as security threats and governmental response to them, and technological changes. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Item 1A - Risk Factors" and "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information" in CP's annual and interim reports on Form 10-K and 10- Q. Readers are cautioned not to place undue reliance on forward-looking information. Forward looking information is based on current expectations, estimates and projections and it is possible that predictions, forecasts, projections, and other forms of forward-looking information will not be achieved by CP. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific (TSX:CP)(NYSE:CP) is a transcontinental railway in Canada and the United States with direct links to eight major ports, including Vancouver and Montreal, providing North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of Canadian Pacific.Contacts:
Media
Martin Cej
24/7 Media Pager: 855-242-3674
Martin_Cej@cpr.ca
Investment Community
Nadeem Velani
403-319-3591
investor@cpr.ca